Exhibit 32.1



   CERTIFICATION OF PERIODIC FINANCIAL REPORTS PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


To the best of their knowledge the undersigned hereby certify that the Annual Report on Form 10-K/A of Rollins, Inc. for the yearly period ended December 31, 2003, fully complies with the requirements of Sections 13(a) and 15(d) of The Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of Rollins, Inc.




Date:  August 26, 2004        By:   /s/ GARY W. ROLLINS
                                    --------------------------------------------
                                    Gary W. Rollins
                                    Chief Executive Officer, President
                                    and Chief Operating Officer
                                    (Member of the Board of Directors)



Date:  August 26, 2004        By:   /s/ HARRY J. CYNKUS
                                    --------------------------------------------
                                    Harry J. Cynkus
                                    Chief Financial Officer and Treasurer
                                    (Principal Financial and Accounting Officer)
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